Exhibit 99.2

Execution Copy

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of December 8, 2015, between Ladder Capital Finance LLC, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), Ladder Capital Finance Holdings LLLP (“LCFH”), Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”), Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”, and collectively with LCFH and LC REIT, the “LC Guarantors”) and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2015 (the “Pooling and Servicing Agreement”), between the Purchaser, as depositor (the “Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), C-III Asset Management LLC, as special servicer (the “Special Servicer”), Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), and Wilmington Trust, National Association, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“CGMI”), SG Americas Securities, LLC (“SGAS”) and Deutsche Bank Securities Inc. (“DBSI”) (collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to WFS, CGMI, SGAS, DBSI and Goldman, Sachs & Co. (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated December 8, 2015 (together with all annexes and exhibits thereto, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated December 8, 2015 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Purchaser, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated December 2, 2015, relating to the Registered Certificates (together with all annexes and exhibits thereto and as supplemented by that certain supplement to the preliminary prospectus, dated December 4, 2015, collectively, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated December 2, 2015, relating to the Non-Registered Certificates, together with all annexes and exhibits thereto (the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), among the Mortgage Loan Seller, the LC Guarantors, the Purchaser, the Underwriters and the Initial Purchasers. The LC Guarantors will provide a payment guarantee with respect to the Mortgage Loan Seller’s obligations under, and as part of, the Indemnification Agreement.

The Mortgage Loan Seller and the LC Guarantors hereby acknowledge that the LC Guarantors, including in the case of certain LC Guarantors as owners of a direct or indirect interest in the Mortgage Loan Seller, will benefit from the transactions contemplated by this Agreement and that the Purchaser is not willing to enter into this Agreement or the transactions contemplated hereby in the absence of the agreement of the Mortgage Loan Seller and each of the LC Guarantors set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.     Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 23, 2015 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the

Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $243,814,257, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.     Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller’s and the LC Guarantors’ obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller).

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)          The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)          In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is 45 days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)          In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall deliver the original of such letter of credit to the Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the Master Servicer (in care of the Trustee) that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian on the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trust.

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan identified as having a letter of credit on the Mortgage Loan Schedule, that the Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

(e)          In addition, with respect to the Mortgage Loans identified as Loan Nos. 38 and 46 on the Mortgage Loan Schedule, which are each subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller, the Mortgage Loan Seller shall, within forty-five (45) days of the Closing Date (or any shorter period if required by the applicable comfort letter), notify the related franchisors (with a copy to the Master Servicer) that such Mortgage Loans have been transferred to the Trust and shall, upon receipt of notice from the Master Servicer that any such comfort letter with respect to a franchise agreement has not been received within the timeframe provided under Section 2.01(g) of the Pooling and Servicing Agreement, within a commercially reasonable time after receipt of such notice, obtain a replacement comfort letter in substantially the same form as the existing comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) in favor of the Trust.

(f)           In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframes for delivery set forth in Section 2(c) above, a copy of the Mortgage File for each Mortgage Loan (except that copies of instruments of assignment will be delivered by the Custodian when the originals are returned or delivered, as applicable, to it in accordance with the requirements of Section 2.01(b) of the Pooling and Servicing Agreement); (ii) within the timeframe for delivery set forth in Section 2.01(e) of the Pooling and Servicing Agreement and except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan (which delivery shall be subject to clause (e) of the definition of “Mortgage File”), originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Serviced Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Serviced Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Serviced Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Serviced Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (iii) all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the Master Servicer under the Pooling and Servicing Agreement.

(g)          Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)          The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The

Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

Section 3.     Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.     Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2. The LC Guarantors hereby make, as of the Closing Date (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-3, Exhibit B-4 and Exhibit B-5 respectively.

(b)          The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)          The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)          The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)          The Mortgage Loan Seller is not requiring the Master Servicer to retain any Sub-Servicer for any of the Mortgage Loans in connection with the transactions contemplated by this Agreement.

(f)           The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)          Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)          It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

(i)           Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents or information that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents or information are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

(j)           Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide each of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor with a certification by an authorized officer of the Mortgage Loan Seller that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Designated Site contains all documents and information required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

(k)          Upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Master Servicer or the Special Servicer, as applicable, within ten (10) Business Days of receipt of such written request, copies of all information, documents and records (including, but not limited to, records stored electronically on computer tapes, electronic discs, and similar media) requested by the Asset Representations Reviewer and reasonably available to the Mortgage Loan Seller relating to each Delinquent Loan to enable the Asset Representations Reviewer to perform its duties under the Pooling and Servicing Agreement, but only to the extent such information is in the possession of the Mortgage Loan Seller.

(l)           Upon the completion of an Asset Review with respect to each Mortgage Loan and receipt of a written request from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay a fee of (i) $15,000 plus $1,000 per additional Mortgaged Property with respect to each Mortgage Loan subject to an Asset Review with a Cut-off Date Balance less than $15,000,000, (ii) $20,000 plus $1,000 per additional Mortgaged Property with respect to each Mortgage Loan subject to an Asset Review with a Cut-off Date Balance greater than or equal to $15,000,000, but less than $30,000,000 or (iii) $25,000 plus $1,000 per additional Mortgaged Property with respect to each Mortgage Loan subject to an Asset Review with a Cut-off Date Balance greater than or equal to $30,000,000, in each case within ninety (90) days of such written request by the Asset Representations Reviewer.

(m)         The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)          The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Mortgage Loan Seller to pay the fees described under Section 4(l) above within 90 days of written request by the Asset Representations Reviewer or (ii) any failure by the Mortgage Loan Seller to provide all documents and information required to be delivered by it pursuant to this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement).

(o)          The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein or to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, be misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will comply with applicable law. All terms used in this subsection (o) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.     Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice of or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period. Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the Special Servicer on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Special Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the Special Servicer on behalf of the Trust, provided that (i) prior to any such agreement or settlement nothing in this paragraph shall preclude the Mortgage Loan Seller or the Master Servicer or the Special Servicer, as applicable, from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of such remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

The Mortgage Loan Seller agrees that, with respect to any Non-Serviced Mortgage Loan, any “Material Defect” (or analogous term) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Mortgage Loan Seller repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA; provided, however, that the foregoing shall not apply to any “Material Defect” (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller may cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided, further, that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, no delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to repurchase the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect and (ii) such delay is a result of the failure by the Purchaser or by any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect and such delay precludes the Mortgage Loan Seller from curing such Material Defect. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged

Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release does not (A) endanger the status of any Trust REMIC as a REMIC or (B) result in the imposition of a tax upon any Trust REMIC or the Trust and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)          Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the Master Servicer or the Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the Master Servicer or the Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)          The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the Master Servicer and the Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the Master Servicer and the Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)          [RESERVED]

(e)          The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)          The Mortgage Loan Seller will provide the Responsible Repurchase Party copies of any 15Ga-1 Notice delivered to the Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)          Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)          The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five

(5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)          The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001659329.

Section 6.     Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)         All of the representations and warranties of the Mortgage Loan Seller, each of the LC Guarantors and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)        All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller or any of the LC Guarantors hereunder or the rights of the Mortgage Loan Seller or any of the LC Guarantors as a third party beneficiary thereunder), to the Mortgage Loan Seller or any of the LC Guarantors, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)       The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)       The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)        All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)        The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)       The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)      Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms; and

(ix)        The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement.

(x)         Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.     Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)          This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller and the LC Guarantors;

(ii)         Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)        A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)        A Certificate of an Authorized Person substantially in the form of Exhibit D-2 hereto, executed by an Authorized Person of LCFH, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of LCFH authorizing such party’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of LCFH;

(v)         An Officer’s Certificate substantially in the form of Exhibit D-3 hereto, executed by the Secretary or an assistant secretary of LC REIT, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of LC REIT authorizing such party’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of LCFH;

(vi)        An Officer’s Certificate substantially in the form of Exhibit D-4 hereto, executed by the Secretary or an assistant secretary of LC TRS, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of LC TRS authorizing such party’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of LCFH;

(vii)       A certificate of good standing with respect to the Mortgage Loan Seller issued by the Secretary of State of Delaware not earlier than 15 days prior to the Closing Date, and upon which the Interested Parties may rely; and a certificate of good standing with respect to LCFH issued by the Secretary of the State of Delaware not earlier than 15 days prior to the Closing Date, and upon which the Interested Parties may rely;

(viii)      A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-5 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(ix)        A certificate of LCFH substantially in the form of Exhibit D-6 hereto, executed by an executive officer of LCFH on LCFH’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(x)         A certificate of LC REIT substantially in the form of Exhibit D-7 hereto, executed by an executive officer of LC REIT on LC REIT’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(xi)        A certificate of LC TRS substantially in the form of Exhibit D-8 hereto, executed by an executive officer of LC TRS on LC TRS’ behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(xii)       A written opinion of in-house or independent counsel for the Mortgage Loan Seller and the LC Guarantors, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s and each LC Guarantor’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(xiii)      A written opinion of special counsel for the Mortgage Loan Seller and the LC Guarantors, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller and each of the LC Guarantors;

(xiv)       A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(xv)        A letter from special counsel for the Mortgage Loan Seller and the LC Guarantors, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(xvi)       Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

(xvii)      One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the

Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xviii)       If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xix)         Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.           Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely as in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than 5 calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

Section 9.           Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (x) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (xi) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xii) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.         Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 375 Park Avenue, 2nd Floor, J0127-023, New York, New York 10152, Attention: A.J. Sfarra (with copies to the attention of Jeff D. Blake, Esq., Senior Counsel, Wells Fargo Law Department, D1053-300, 301 South College St., Charlotte, North Carolina 28288), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller or any of the LC Guarantors, addressed to such party at 345 Park Avenue, 8th Floor, New York, New York 10154, Attention: Pamela McCormack, with electronic copies to: Pamela McCormack (pamela.mccormack@laddercapital.com), Robert Perelman (robert.perelman@laddercapital.com), and David Traitel (david.traitel@laddercapital.com), or such other address as may be designated by the Mortgage Loan Seller or any such LC Guarantor to the Purchaser in writing.

Section 11.         Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(j), 4(k), and 4(l) of this Agreement.

Section 12.        Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller or the LC Guarantors delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.        Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.      Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD

TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.         Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.        Successors and Assigns. The rights and obligations of the Mortgage Loan Seller or any of the LC Guarantors under this Agreement shall not be assigned by the Mortgage Loan Seller or such LC Guarantor without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller or any of the LC Guarantors may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller or any of the LC Guarantors is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller or any of the LC Guarantors, shall be the successor to the Mortgage Loan Seller or such LC Guarantor, as the case may be, hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller, the LC Guarantors and the Purchaser, and their respective successors and permitted assigns.

Section 17.         Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.         Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated October 22, 2015 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.         Obligations of the LC Guarantors. For value received, the receipt and sufficiency of which are hereby acknowledged, LCFH, a limited liability limited partnership duly organized under the laws of the State of Delaware, LC REIT, a series of LCFH, and LC TRS, a series of LCFH, hereby absolutely and unconditionally guarantee, jointly and severally, the prompt and complete payment when due of the obligations and liabilities, whether now in existence or hereafter arising, of the Mortgage Loan Seller, an indirect wholly owned subsidiary of LCFH, to the Purchaser (i) arising out of or under Sections 5 and 9 of this Agreement and (ii) that are owed under such Sections 5 and 9 to the Purchaser or any of its successors and permitted assigns under this Agreement (collectively, the “Obligations”). The guaranty provided for in this Section 19 is one of payment and not of collection. Each of the LC Guarantors hereby waives notice of acceptance of the guaranty provided for in this Section 19 and notice of any of the Obligations to which it may apply, and waives diligence, presentment, demand for payment, protest, notice of protest, notice of dishonor or non-payment of any Obligation, suit or the taking of other action by the Purchaser against, and any other notice to, the Mortgage Loan Seller, any of the LC Guarantors or others.

Each of the LC Guarantors hereby waives any defense arising by reason of, and any and all right to assert against the Purchaser any claim or defense based upon, an election of remedies by the Purchaser which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the rights of any of the LC Guarantors to proceed against the Mortgage Loan Seller or any other guarantor for reimbursement or contribution, and/or any other rights of the Purchaser to proceed against the Mortgage Loan Seller, any other guarantor, or any other Person or security.

Each of the LC Guarantors acknowledges that it is presently informed of the financial condition of the Mortgage Loan Seller and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.

When pursuing its rights and remedies hereunder against any of the LC Guarantors, the Purchaser may, but shall be under no obligation to, pursue such rights and remedies that the Purchaser may have against the Mortgage Loan Seller or any other Person or any security or other guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchaser to pursue such other rights or remedies or to collect any payments from the Mortgage Loan Seller or any such other Person or to realize upon any security or other guarantee or to exercise any such right of offset, or any release of the Mortgage Loan Seller or any such other Person or security or other guarantee or right of offset, shall not relieve such LC Guarantor, of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchaser against such LC Guarantor.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

LADDER CAPITAL FINANCE LLC

By:	/s/ David M. Traitel
	Name:	David M. Traitel
	Title:	Managing Director

LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Pamela McCormack
	Name:	Pamela McCormack
	Title:	Managing Director

SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Pamela McCormack
	Name:	Pamela McCormack
	Title:	Managing Director

SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Pamela McCormack
	Name:	Pamela McCormack
	Title:	Managing Director

Mortgage Loan Purchase Agreement – Ladder

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
	Name:	Anthony Sfarra
	Title:	President

Mortgage Loan Purchase Agreement – Ladder

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County	General Property Type	Number of Units
1	LCF	Rolling Brook Village	1723 Long Shadows Court	Woodbridge	VA	22192	Prince William	Multifamily	732
9	LCF	Harvey Building Products Portfolio	Various	Various	Various	Various	Various	Various	2,046,119
9.01	LCF	Londonderry Manufacturing	5 Jack’s Bridge Road	Londonderry	NH	3062	Hillsborough	Industrial	376,294
9.02	LCF	Waltham Corporate	1400 Main Street	Waltham	MA	2451	Middlesex	Office	54,400
9.03	LCF	Dartmouth Manufacturing	7 Ledgewood Boulevard	North Dartmouth	MA	2714	Bristol	Industrial	235,239
9.04	LCF	Nashua	90 Northeastern Boulevard	Nashua	NH	3062	Hillsborough	Industrial	111,594
9.05	LCF	West Bridgewater	10 Turnpike Street	West Bridgewater	MA	2379	Plymouth	Industrial	81,776
9.06	LCF	Woburn	27-33 Commonwealth Ave	Woburn	MA	1801	Middlesex	Industrial	76,054
9.07	LCF	Manchester, NH	344 East Industrial Park Drive	Manchester	NH	3109	Hillsborough	Industrial	81,747
9.08	LCF	New London	1096 Hartford Turnpike	Waterford	CT	6385	New London	Industrial	70,642
9.09	LCF	East Haven	221 Commerce Street	East Haven	CT	6512	New Haven	Industrial	70,089
9.10	LCF	Salem	4 Raymond Ave	Salem	NH	3079	Rockingham	Industrial	58,286
9.11	LCF	Bethlehem	2000 City Line Road	Bethlehem	PA	18017	Lehigh	Industrial	71,091
9.12	LCF	Lincoln	21 Wellington Road	Lincoln	RI	2865	Providence	Industrial	80,240
9.13	LCF	Berlin	272 Woodlawn Road	Berlin	CT	6037	Hartford	Industrial	43,796
9.14	LCF	Woburn CPD	35 Commonwealth Ave	Woburn	MA	1801	Middlesex	Industrial	59,800
9.15	LCF	Norwalk I	256-258 Martin Luther King Drive	Norwalk	CT	6854	Fairfield	Industrial	40,232
9.16	LCF	Dartmouth	965 Reed Road	Dartmouth	MA	2747	Bristol	Industrial	63,117
9.17	LCF	Braintree	320 Wood Road	Braintree	MA	2184	Norfolk	Industrial	32,531
9.18	LCF	Manchester, CT	730 Parker Street	Manchester	CT	6042	Hartford	Industrial	49,175
9.19	LCF	Portland	401 Riverside Street	Portland	ME	4103	Cumberland	Industrial	48,145
9.20	LCF	Norwalk II	260 Martin Luther King Drive	Norwalk	CT	6854	Fairfield	Industrial	30,000
9.21	LCF	Warwick	45 Lori Ann Way	Warwick	RI	2886	Kent	Industrial	43,899
9.22	LCF	Fitchburg	133 Benson Street	Fitchburg	MA	1420	Worcester	Industrial	39,433
9.23	LCF	Auburn	300 Washington Street	Auburn	MA	1501	Worcester	Industrial	37,132
9.24	LCF	Portsmouth	240 West Road	Portsmouth	NH	3801	Rockingham	Industrial	31,470
9.25	LCF	Southampton	99 Buck Road	Huntingdon Valley	PA	19006	Bucks	Industrial	36,421
9.26	LCF	Hyannis	186 Breeds Hill Road	Hyannis	MA	2601	Barnstable	Industrial	24,070
9.27	LCF	Wilkes-Barre	936 Rutter Avenue	Forty Fort	PA	18704	Luzerne	Industrial	32,200
9.28	LCF	Berlin CPD	230 Woodlawn Road	Berlin	CT	6037	Hartford	Industrial	28,163
9.29	LCF	Springfield	175 Carando Drive	Springfield	MA	1104	Hampden	Industrial	25,347
9.30	LCF	White River Junction	1354 North Hartland Road	White River Junction	VT	5001	Windsor	Industrial	13,736
17	LCF	Green Caye	2415 Caroline Street	Dickinson	TX	77539	Galveston	Mixed Use	760
21	LCF	Hayden’s Crossing	5464 Eagle River Drive	Dublin	OH	43016	Franklin	Multifamily	102
25	LCF	Savannah Club Apartments	250 South Stagecoach Trail	San Marcos	TX	78666	Hays	Multifamily	180
28	LCF	Gallery Shopping Center	535-621 Haywood Road	Greenville	SC	29607	Greenville	Retail	142,911
32	LCF	Tally Ho	3464 Naamans Road	Wilmington	DE	19810	New Castle	Retail	25,087
34	LCF	Reasor’s Foods- Bixby	11116 South Memorial Drive	Bixby	OK	74008	Tulsa	Retail	75,996
38	LCF	Fairfield Inn & Suites Lumberton	3361 Lackey Street	Lumberton	NC	28360	Robeson	Hospitality	103
40	LCF	Golf Plaza	1701-1753 West Golf Road	Mount Prospect	IL	60056	Cook	Retail	82,748
46	LCF	Hawthorn Suites Philadelphia	7890 Penrose Avenue	Philadelphia	PA	19153	Philadelphia	Hospitality	102
49	LCF	Dover Downs	1165 North Dupont Highway	Dover	DE	19901	Kent	Retail	95,733
50	LCF	Walgreens- York	2101 South Queen Street	York	PA	17403	York	Retail	14,550
51	LCF	URS Corporate Center	7800 Congress Ave	Boca Raton	FL	33487	Palm Beach	Office	42,455
53	LCF	Walgreens- Reynoldsburg	2300 State Route 256	Reynoldsburg	OH	43068	Fairfield	Retail	14,820
58	LCF	Harp’s Foods- Grove	1310 South Main Street	Grove	OK	74344	Delaware	Retail	31,500
59	LCF	Walgreens-Dyersburg	2615 Lake Road	Dyersburg	TN	38024	Dyer	Retail	14,820
64	LCF	Alpha Corners	6267 Wilson Mills Road	Highland Heights	OH	44143	Cuyahoga	Retail	5,620
67	LCF	Dollar General - Farmington	816 East Fort Street	Farmington	IL	61531	Fulton	Retail	9,100
68	LCF	Dollar General - Rice	12564 Fromelt Loop North West	Rice	MN	56367	Benton	Retail	9,002
69	LCF	Dollar General - Bloomington	507 South McClun Street	Bloomington	IL	61701	McLean	Retail	9,026
70	LCF	Dollar General - Cape Girardeau	7889 State Highway K	Gordonville	MO	63701	Cape Girardeau	Retail	9,026
71	LCF	Dollar General - Troy	150 Blue Goose Road	Troy	MO	63379	Lincoln	Retail	9,002

EXH. A-1

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Unit of Measure	Original Principal Balance ($)	Cut-off Date Balance ($)	Loan Amortization Type	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Cost Rate
1	LCF	Rolling Brook Village	Units	88,000,000.00	88,000,000.00	Interest-only, Balloon	391,193.00	Actual/360	5.247%	0.0143%
9	LCF	Harvey Building Products Portfolio	Sq. Ft.	33,000,000.00	32,922,772.45	Amortizing Balloon	174,138.30	Actual/360	4.850%	0.0123%
9.01	LCF	Londonderry Manufacturing	Sq. Ft.	6,375,000.00
9.02	LCF	Waltham Corporate	Sq. Ft.	3,264,000.00
9.03	LCF	Dartmouth Manufacturing	Sq. Ft.	3,045,000.00
9.04	LCF	Nashua	Sq. Ft.	1,536,000.00
9.05	LCF	West Bridgewater	Sq. Ft.	1,425,000.00
9.06	LCF	Woburn	Sq. Ft.	1,410,000.00
9.07	LCF	Manchester, NH	Sq. Ft.	1,164,900.00
9.08	LCF	New London	Sq. Ft.	1,095,000.00
9.09	LCF	East Haven	Sq. Ft.	1,020,000.00
9.10	LCF	Salem	Sq. Ft.	1,020,000.00
9.11	LCF	Bethlehem	Sq. Ft.	990,000.00
9.12	LCF	Lincoln	Sq. Ft.	952,500.00
9.13	LCF	Berlin	Sq. Ft.	915,000.00
9.14	LCF	Woburn CPD	Sq. Ft.	900,000.00
9.15	LCF	Norwalk I	Sq. Ft.	750,000.00
9.16	LCF	Dartmouth	Sq. Ft.	720,000.00
9.17	LCF	Braintree	Sq. Ft.	675,000.00
9.18	LCF	Manchester, CT	Sq. Ft.	630,000.00
9.19	LCF	Portland	Sq. Ft.	630,000.00
9.20	LCF	Norwalk II	Sq. Ft.	570,000.00
9.21	LCF	Warwick	Sq. Ft.	566,400.00
9.22	LCF	Fitchburg	Sq. Ft.	485,400.00
9.23	LCF	Auburn	Sq. Ft.	469,200.00
9.24	LCF	Portsmouth	Sq. Ft.	453,000.00
9.25	LCF	Southampton	Sq. Ft.	375,000.00
9.26	LCF	Hyannis	Sq. Ft.	356,100.00
9.27	LCF	Wilkes-Barre	Sq. Ft.	330,000.00
9.28	LCF	Berlin CPD	Sq. Ft.	322,500.00
9.29	LCF	Springfield	Sq. Ft.	300,000.00
9.30	LCF	White River Junction	Sq. Ft.	255,000.00
17	LCF	Green Caye	Units	19,000,000.00	19,000,000.00	Amortizing Balloon	99,124.45	Actual/360	4.751%	0.0143%
21	LCF	Hayden’s Crossing	Units	13,550,000.00	13,550,000.00	Interest-only, Amortizing Balloon	70,683.21	Actual/360	4.750%	0.0143%
25	LCF	Savannah Club Apartments	Units	12,000,000.00	12,000,000.00	Interest-only, Balloon	44,733.33	Actual/360	4.400%	0.0143%
28	LCF	Gallery Shopping Center	Sq. Ft.	10,150,000.00	10,150,000.00	Interest-only, Amortizing Balloon	53,210.60	Actual/360	4.793%	0.0143%
32	LCF	Tally Ho	Sq. Ft.	9,000,000.00	8,988,676.74	Amortizing Balloon	46,948.26	Actual/360	4.750%	0.0143%
34	LCF	Reasor’s Foods- Bixby	Sq. Ft.	7,910,000.00	7,910,000.00	Interest-only, ARD	35,384.07	Actual/360	5.280%	0.0143%
38	LCF	Fairfield Inn & Suites Lumberton	Rooms	7,000,000.00	6,988,367.70	Amortizing Balloon	41,207.30	Actual/360	5.070%	0.0143%
40	LCF	Golf Plaza	Sq. Ft.	6,500,000.00	6,500,000.00	Interest-only, Amortizing Balloon	33,817.02	Actual/360	4.727%	0.0543%
46	LCF	Hawthorn Suites Philadelphia	Rooms	5,500,000.00	5,491,368.39	Amortizing Balloon	33,610.78	Actual/360	5.450%	0.0143%
49	LCF	Dover Downs	Sq. Ft.	5,000,000.00	4,993,835.09	Amortizing Balloon	26,414.91	Actual/360	4.860%	0.0143%
50	LCF	Walgreens- York	Sq. Ft.	4,970,000.00	4,970,000.00	Amortizing Balloon	26,226.28	Actual/360	4.850%	0.0143%
51	LCF	URS Corporate Center	Sq. Ft.	4,900,000.00	4,900,000.00	Interest-only, Balloon	19,453.41	Actual/360	4.686%	0.0143%
53	LCF	Walgreens- Reynoldsburg	Sq. Ft.	4,480,000.00	4,480,000.00	Amortizing Balloon	23,640.59	Actual/360	4.850%	0.0143%
58	LCF	Harp’s Foods- Grove	Sq. Ft.	3,605,000.00	3,605,000.00	Interest-only, ARD	16,126.37	Actual/360	5.280%	0.0143%
59	LCF	Walgreens-Dyersburg	Sq. Ft.	3,150,000.00	3,150,000.00	Amortizing Balloon	16,622.29	Actual/360	4.850%	0.0143%
64	LCF	Alpha Corners	Sq. Ft.	2,200,000.00	2,197,236.15	Amortizing Balloon	11,486.85	Actual/360	4.758%	0.0143%
67	LCF	Dollar General - Farmington	Sq. Ft	890,500.00	890,500.00	Interest-only, ARD	3,892.97	Actual/360	5.160%	0.0143%
68	LCF	Dollar General - Rice	Sq. Ft	812,500.00	812,500.00	Interest-only, ARD	3,538.21	Actual/360	5.140%	0.0143%
69	LCF	Dollar General - Bloomington	Sq. Ft	812,500.00	812,500.00	Interest-only, ARD	3,545.10	Actual/360	5.150%	0.0143%
70	LCF	Dollar General - Cape Girardeau	Sq. Ft	767,000.00	767,000.00	Interest-only, ARD	3,379.06	Actual/360	5.200%	0.0143%
71	LCF	Dollar General - Troy	Sq. Ft	734,500.00	734,500.00	Interest-only, ARD	3,198.54	Actual/360	5.140%	0.0143%

EXH. A-2

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Net Mortgage Rate	Payment Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After Anticipated Repayment Date	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)	Amortization Term (Remaining) (Mos.)
1	LCF	Rolling Brook Village	5.2327%	6	12/6/2020	NAP	NAP	60	60	IO	IO
9	LCF	Harvey Building Products Portfolio	4.8377%	6	10/6/2020	NAP	NAP	60	58	360	358
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye	4.7367%	6	12/6/2025	NAP	NAP	120	120	360	360
21	LCF	Hayden’s Crossing	4.7357%	6	11/6/2025	NAP	NAP	120	119	360	360
25	LCF	Savannah Club Apartments	4.3857%	6	11/6/2025	NAP	NAP	120	119	IO	IO
28	LCF	Gallery Shopping Center	4.7787%	6	11/6/2025	NAP	NAP	120	119	360	360
32	LCF	Tally Ho	4.7357%	6	11/6/2025	NAP	NAP	120	119	360	359
34	LCF	Reasor’s Foods- Bixby	5.2657%	6	11/6/2025	11/6/2030	9.2800%	120	119	IO	IO
38	LCF	Fairfield Inn & Suites Lumberton	5.0557%	6	11/6/2025	NAP	NAP	120	119	300	299
40	LCF	Golf Plaza	4.6727%	6	12/6/2025	NAP	NAP	120	120	360	360
46	LCF	Hawthorn Suites Philadelphia	5.4357%	6	11/6/2025	NAP	NAP	120	119	300	299
49	LCF	Dover Downs	4.8457%	6	11/6/2025	NAP	NAP	120	119	360	359
50	LCF	Walgreens- York	4.8357%	6	12/6/2025	NAP	NAP	120	120	360	360
51	LCF	URS Corporate Center	4.6717%	6	11/6/2025	NAP	NAP	120	119	IO	IO
53	LCF	Walgreens- Reynoldsburg	4.8357%	6	12/6/2025	NAP	NAP	120	120	360	360
58	LCF	Harp’s Foods- Grove	5.2657%	6	11/6/2025	11/6/2030	9.2800%	120	119	IO	IO
59	LCF	Walgreens-Dyersburg	4.8357%	6	12/6/2025	NAP	NAP	120	120	360	360
64	LCF	Alpha Corners	4.7437%	6	11/6/2025	NAP	NAP	120	119	360	359
67	LCF	Dollar General - Farmington	5.1457%	6	11/6/2025	11/6/2030	9.1600%	120	119	IO	IO
68	LCF	Dollar General - Rice	5.1257%	6	12/6/2025	12/6/2030	9.1400%	120	120	IO	IO
69	LCF	Dollar General - Bloomington	5.1357%	6	11/6/2025	11/6/2030	9.1500%	120	119	IO	IO
70	LCF	Dollar General - Cape Girardeau	5.1857%	6	12/6/2025	12/6/2030	9.2000%	120	120	IO	IO
71	LCF	Dollar General - Troy	5.1257%	6	11/6/2025	11/6/2030	9.1400%	120	119	IO	IO

EXH. A-3

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)
1	LCF	Rolling Brook Village		L(24),D(33),O(3)	Fee	0	37,500	217,610
9	LCF	Harvey Building Products Portfolio		L(26),D(30),O(4)	Fee	0	500,000	1,207,022
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye		L(24),D(93),O(3)	Fee	0	0	52,433
21	LCF	Hayden’s Crossing		L(25),D(92),O(3)	Fee	0	0	129,947
25	LCF	Savannah Club Apartments		L(25),D(92),O(3)	Fee	0	54,128	24,564
28	LCF	Gallery Shopping Center		L(25),D(92),O(3)	Fee	0	386,029	16,139
32	LCF	Tally Ho		L(25),D(91),O(4)	Fee	0	13,688	12,842
34	LCF	Reasor’s Foods- Bixby		YM(25),YM or D(88),O(7)	Fee	0	0	0
38	LCF	Fairfield Inn & Suites Lumberton		L(25),D(91),O(4)	Fee	0	0	15,233
40	LCF	Golf Plaza		L(24),D(92),O(4)	Fee	0	285,125	233,714
46	LCF	Hawthorn Suites Philadelphia		L(25),D(91),O(4)	Fee	0	26,910	108,950
49	LCF	Dover Downs		L(25),D(91),O(4)	Fee	0	19,375	30,482
50	LCF	Walgreens- York		L(24),D(93),O(3)	Fee	0	0	0
51	LCF	URS Corporate Center		L(25),D(92),O(3)	Fee	0	74,938	10,058
53	LCF	Walgreens- Reynoldsburg		L(24),D(93),O(3)	Fee	0	0	0
58	LCF	Harp’s Foods- Grove		YM(25),YM or D(88),O(7)	Fee	0	0	0
59	LCF	Walgreens-Dyersburg		L(24),D(93),O(3)	Fee	0	0	0
64	LCF	Alpha Corners		L(25),D(91),O(4)	Fee	0	0	9,925
67	LCF	Dollar General - Farmington		YM(25),YM or D(88),O(7)	Fee	0	0	2,221
68	LCF	Dollar General - Rice		YM(24),YM or D(89),O(7)	Fee	0	0	649
69	LCF	Dollar General - Bloomington		YM(25),YM or D(88),O(7)	Fee	0	0	845
70	LCF	Dollar General - Cape Girardeau		YM(24),YM or D(89),O(7)	Fee	0	0	4,000
71	LCF	Dollar General - Troy		YM(25),YM or D(88),O(7)	Fee	0	0	47

EXH. A-4

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC
1	LCF	Rolling Brook Village	108,805	Cash		42,938	14,313	Cash
9	LCF	Harvey Building Products Portfolio	199,837	Cash		594,489	78,692	Cash
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye	26,217	Cash		25,402	12,701	Cash
21	LCF	Hayden’s Crossing	21,658	Cash		1,067	1,067	Cash
25	LCF	Savannah Club Apartments	24,564	Cash		17,550	4,388	Cash
28	LCF	Gallery Shopping Center	16,139	Cash		24,330	2,212	Cash
32	LCF	Tally Ho	4,281	Cash		14,122	1,284	Cash
34	LCF	Reasor’s Foods- Bixby	Springing			0	Springing
38	LCF	Fairfield Inn & Suites Lumberton	3,808	Cash		2,007	669	Cash
40	LCF	Golf Plaza	38,952	Cash		12,776	1,825	Cash
46	LCF	Hawthorn Suites Philadelphia	12,106	Cash		5,883	840	Cash
49	LCF	Dover Downs	7,621	Cash		15,403	1,185	Cash
50	LCF	Walgreens- York	Springing			0	Springing
51	LCF	URS Corporate Center	10,058	Cash		12,390	6,195	Cash
53	LCF	Walgreens- Reynoldsburg	Springing			0	Springing
58	LCF	Harp’s Foods- Grove	Springing			0	Springing
59	LCF	Walgreens-Dyersburg	Springing			0	Springing
64	LCF	Alpha Corners	1,418	Cash		142	142	Cash
67	LCF	Dollar General - Farmington	555	Cash		0	Springing
68	LCF	Dollar General - Rice	72	Cash		0	Springing
69	LCF	Dollar General - Bloomington	141	Cash		0	Springing
70	LCF	Dollar General - Cape Girardeau	333	Cash		0	Springing
71	LCF	Dollar General - Troy	16	Cash		0	Springing

EXH. A-5

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty
1	LCF	Rolling Brook Village		0	15,250	0	Cash
9	LCF	Harvey Building Products Portfolio		0	0	0
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye		0	5,925	0	Cash
21	LCF	Hayden’s Crossing		0	2,125	0	Cash
25	LCF	Savannah Club Apartments		0	3,750	0	Cash
28	LCF	Gallery Shopping Center		0	3,216	0	Cash
32	LCF	Tally Ho		0	548	0	Cash
34	LCF	Reasor’s Foods- Bixby		0	0	0
38	LCF	Fairfield Inn & Suites Lumberton		0	7,158	0	Cash
40	LCF	Golf Plaza		0	1,724	50,000	Cash
46	LCF	Hawthorn Suites Philadelphia		0	1/12 of 4.0% of the greater of (a) prior year’s gross revenues, (b) gross revenue projected in the annual budget	0	Cash
49	LCF	Dover Downs		0	1,596	0	Cash
50	LCF	Walgreens- York		0	Springing	0
51	LCF	URS Corporate Center		0	708	0	Cash
53	LCF	Walgreens- Reynoldsburg		0	Springing	0
58	LCF	Harp’s Foods- Grove		0	0	0
59	LCF	Walgreens-Dyersburg		0	Springing	0
64	LCF	Alpha Corners		0	70	0	Cash
67	LCF	Dollar General - Farmington		0	0	0
68	LCF	Dollar General - Rice		0	0	0
69	LCF	Dollar General - Bloomington		0	0	0
70	LCF	Dollar General - Cape Girardeau		0	0	0
71	LCF	Dollar General - Troy		0	0	0

EXH. A-6

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)
1	LCF	Rolling Brook Village	0	0	0			0
9	LCF	Harvey Building Products Portfolio	0	0	0			0
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye	0	0	0			0
21	LCF	Hayden’s Crossing	0	0	0			0
25	LCF	Savannah Club Apartments	0	0	0			0
28	LCF	Gallery Shopping Center	210,000	4,713	0	Cash		0
32	LCF	Tally Ho	0	1,725	0	Cash		0
34	LCF	Reasor’s Foods- Bixby	0	0	0			0
38	LCF	Fairfield Inn & Suites Lumberton	0	0	0			0
40	LCF	Golf Plaza	50,000	3,987	100,000	Cash		0
46	LCF	Hawthorn Suites Philadelphia	0	0	0			0
49	LCF	Dover Downs	250,000	3,989	0	Cash		0
50	LCF	Walgreens- York	0	0	0			0
51	LCF	URS Corporate Center	0	3,184	0	Cash		0
53	LCF	Walgreens- Reynoldsburg	0	0	0			0
58	LCF	Harp’s Foods- Grove	0	0	0			0
59	LCF	Walgreens-Dyersburg	0	0	0			0
64	LCF	Alpha Corners	0	350	0	Cash		0
67	LCF	Dollar General - Farmington	0	0	0			0
68	LCF	Dollar General - Rice	0	0	0			0
69	LCF	Dollar General - Bloomington	0	0	0			0
70	LCF	Dollar General - Cape Girardeau	0	0	0			0
71	LCF	Dollar General - Troy	0	0	0			0

EXH. A-7

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($)(11)(16)
1	LCF	Rolling Brook Village	0				0	0
9	LCF	Harvey Building Products Portfolio	0				0	0
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye	0				0	0
21	LCF	Hayden’s Crossing	0			0	0	0
25	LCF	Savannah Club Apartments	0				0	0
28	LCF	Gallery Shopping Center	0			Nail Spa TI Reserve	51,500	0
32	LCF	Tally Ho	0			Free Rent	7,187	0
34	LCF	Reasor’s Foods- Bixby	0				0	0
38	LCF	Fairfield Inn & Suites Lumberton	0			PIP Reserve	0	Springing
40	LCF	Golf Plaza	0				0	0
46	LCF	Hawthorn Suites Philadelphia	0			Seasonality Reserve	147,000	0
49	LCF	Dover Downs	0				0	0
50	LCF	Walgreens- York	0				0	0
51	LCF	URS Corporate Center	0			Free Rent	19,607	0
53	LCF	Walgreens- Reynoldsburg	0				0	0
58	LCF	Harp’s Foods- Grove	0				0	0
59	LCF	Walgreens-Dyersburg	0				0	0
64	LCF	Alpha Corners	0				0	0
67	LCF	Dollar General - Farmington	0				0	0
68	LCF	Dollar General - Rice	0				0	0
69	LCF	Dollar General - Bloomington	0				0	0
70	LCF	Dollar General - Cape Girardeau	0				0	0
71	LCF	Dollar General - Troy	0				0	0

EXH. A-8

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)
1	LCF	Rolling Brook Village	0				0	0
9	LCF	Harvey Building Products Portfolio	0				0	0
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye	0				0	0
21	LCF	Hayden’s Crossing	0	0			0	0
25	LCF	Savannah Club Apartments	0				0	0
28	LCF	Gallery Shopping Center	0	Cash			0	0
32	LCF	Tally Ho	0	Cash			0	0
34	LCF	Reasor’s Foods- Bixby	0				0	0
38	LCF	Fairfield Inn & Suites Lumberton	0				0	0
40	LCF	Golf Plaza	0				0	0
46	LCF	Hawthorn Suites Philadelphia	0	Cash		PIP Reserve	210,000	0
49	LCF	Dover Downs	0				0	0
50	LCF	Walgreens- York	0				0	0
51	LCF	URS Corporate Center	0	Cash			0	0
53	LCF	Walgreens- Reynoldsburg	0				0	0
58	LCF	Harp’s Foods- Grove	0				0	0
59	LCF	Walgreens-Dyersburg	0				0	0
64	LCF	Alpha Corners	0				0	0
67	LCF	Dollar General - Farmington	0				0	0
68	LCF	Dollar General - Rice	0				0	0
69	LCF	Dollar General - Bloomington	0				0	0
70	LCF	Dollar General - Cape Girardeau	0				0	0
71	LCF	Dollar General - Troy	0				0	0

EXH. A-9

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty	Holdback(7)	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox
1	LCF	Rolling Brook Village	0				N	NAP	Soft/Upfront Cash Management
9	LCF	Harvey Building Products Portfolio	0				N	NAP	Hard/Upfront Cash Management
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye	0				N	NAP	Springing
21	LCF	Hayden’s Crossing	0			550,000	N	NAP	Springing
25	LCF	Savannah Club Apartments	0				N	NAP	Springing
28	LCF	Gallery Shopping Center	0				N	NAP	Hard/Springing Cash Management
32	LCF	Tally Ho	0				N	NAP	Springing
34	LCF	Reasor’s Foods- Bixby	0				N	NAP	Hard/Upfront Cash Management
38	LCF	Fairfield Inn & Suites Lumberton	0				N	NAP	Hard/Springing Cash Management
40	LCF	Golf Plaza	0				N	NAP	Springing
46	LCF	Hawthorn Suites Philadelphia	0	Cash			N	NAP	Hard/Springing Cash Management
49	LCF	Dover Downs	0				N	NAP	Springing
50	LCF	Walgreens- York	0				N	NAP	Springing
51	LCF	URS Corporate Center	0				N	NAP	Springing
53	LCF	Walgreens- Reynoldsburg	0				N	NAP	Springing
58	LCF	Harp’s Foods- Grove	0				N	NAP	Hard/Upfront Cash Management
59	LCF	Walgreens-Dyersburg	0				N	NAP	Springing
64	LCF	Alpha Corners	0				N	NAP	Springing
67	LCF	Dollar General - Farmington	0				N	NAP	Hard/Upfront Cash Management
68	LCF	Dollar General - Rice	0				N	NAP	Hard/Upfront Cash Management
69	LCF	Dollar General - Bloomington	0				N	NAP	Hard/Upfront Cash Management
70	LCF	Dollar General - Cape Girardeau	0				N	NAP	Hard/Upfront Cash Management
71	LCF	Dollar General - Troy	0				N	NAP	Hard/Upfront Cash Management

EXH. A-10

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Borrower Name	Sponsor Name
1	LCF	Rolling Brook Village	Rolling Brook Windsor, LLC; Rolling Brook Stratford, LLC; Rolling Brook Park Center, LLC	Ralph S. Dweck
9	LCF	Harvey Building Products Portfolio	Harvey Propco, LLC	Dunes Point Capital LLC
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye	Green Caye Village LLC	Thomas D. Schneider
21	LCF	Hayden’s Crossing	Haydens Run One LLC	David M. Conwill; Steven B. Kimmelman individually and as Trustee of The Jerome Kimmelman Gift Trust
25	LCF	Savannah Club Apartments	Stagecoach Apartment Development, LTD.	Paulus C. Heule
28	LCF	Gallery Shopping Center	Doolittle Gallery LLC	Amy Stevens; David Weinstein
32	LCF	Tally Ho	Millers Tally Ho, LLC	Andrew Miller
34	LCF	Reasor’s Foods- Bixby	LRS Bixby OK LLC	Ladder Capital Finance LLC
38	LCF	Fairfield Inn & Suites Lumberton	CHD Lumberton Hotel, LLC	Pradeep Sharma
40	LCF	Golf Plaza	Golf Plaza I LLC	Yueh Ru Yu; Philip Jong
46	LCF	Hawthorn Suites Philadelphia	Elpizo R.I. Limited Partnership	Kee-Cheok Cheong; Pheng-Theng Tan
49	LCF	Dover Downs	Millers Dover Downs, LLC	Andrew Miller
50	LCF	Walgreens- York	Frankel York, LLC	The Frankel Family Trust
51	LCF	URS Corporate Center	ODC 7800 LLC	Yoav Merary
53	LCF	Walgreens- Reynoldsburg	Frankel Reynoldsburg, LLC	The Frankel Family Trust
58	LCF	Harp’s Foods- Grove	LHPS Grove OK LLC	Ladder Capital Finance LLC
59	LCF	Walgreens-Dyersburg	Frankel Dyersburg, LLC	The Frankel Family Trust
64	LCF	Alpha Corners	OCG Alpha Development, LLC	Lance F. Osborne; Steven S. Passov
67	LCF	Dollar General - Farmington	LDG Farmington IL LLC	Ladder Capital Finance LLC
68	LCF	Dollar General - Rice	LDG Rice MN LLC	Ladder Capital Finance LLC
69	LCF	Dollar General - Bloomington	LDG Bloomington IL LLC	Ladder Capital Finance LLC
70	LCF	Dollar General - Cape Girardeau	LDG Cape Girardeau MO LLC	Ladder Capital Finance LLC
71	LCF	Dollar General - Troy	LDG Troy MO LLC	Ladder Capital Finance LLC

EXH. A-11

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Wells Fargo Commercial Mortgage Trust 2015-P2

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Servicing Fee Rate
1	LCF	Rolling Brook Village	0.0050%
9	LCF	Harvey Building Products Portfolio	0.0025%
9.01	LCF	Londonderry Manufacturing
9.02	LCF	Waltham Corporate
9.03	LCF	Dartmouth Manufacturing
9.04	LCF	Nashua
9.05	LCF	West Bridgewater
9.06	LCF	Woburn
9.07	LCF	Manchester, NH
9.08	LCF	New London
9.09	LCF	East Haven
9.10	LCF	Salem
9.11	LCF	Bethlehem
9.12	LCF	Lincoln
9.13	LCF	Berlin
9.14	LCF	Woburn CPD
9.15	LCF	Norwalk I
9.16	LCF	Dartmouth
9.17	LCF	Braintree
9.18	LCF	Manchester, CT
9.19	LCF	Portland
9.20	LCF	Norwalk II
9.21	LCF	Warwick
9.22	LCF	Fitchburg
9.23	LCF	Auburn
9.24	LCF	Portsmouth
9.25	LCF	Southampton
9.26	LCF	Hyannis
9.27	LCF	Wilkes-Barre
9.28	LCF	Berlin CPD
9.29	LCF	Springfield
9.30	LCF	White River Junction
17	LCF	Green Caye	0.0050%
21	LCF	Hayden’s Crossing	0.0050%
25	LCF	Savannah Club Apartments	0.0050%
28	LCF	Gallery Shopping Center	0.0050%
32	LCF	Tally Ho	0.0050%
34	LCF	Reasor’s Foods- Bixby	0.0050%
38	LCF	Fairfield Inn & Suites Lumberton	0.0050%
40	LCF	Golf Plaza	0.0450%
46	LCF	Hawthorn Suites Philadelphia	0.0050%
49	LCF	Dover Downs	0.0050%
50	LCF	Walgreens- York	0.0050%
51	LCF	URS Corporate Center	0.0050%
53	LCF	Walgreens- Reynoldsburg	0.0050%
58	LCF	Harp’s Foods- Grove	0.0050%
59	LCF	Walgreens-Dyersburg	0.0050%
64	LCF	Alpha Corners	0.0050%
67	LCF	Dollar General - Farmington	0.0050%
68	LCF	Dollar General - Rice	0.0050%
69	LCF	Dollar General - Bloomington	0.0050%
70	LCF	Dollar General - Cape Girardeau	0.0050%
71	LCF	Dollar General - Troy	0.0050%

EXH. A-12

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

(a)           The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)           The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)           The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)           No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

Exh. B-1-1

(g)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)          The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)           The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)           The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)          After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)           The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)         No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)          The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)          The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the Closing Date:

(a)           The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

(b)          The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)           This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)          The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)           The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a

Exh. B-2-1

copy of the final draft of each such Form 15G to WFS at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

Exh. B-2-2

EXHIBIT B-3

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO LCFH

LCFH hereby represents and warrants that, as of the Closing Date:

(a)          LCFH is a limited liability limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)          LCFH’s execution and delivery of, performance under, and compliance with this Agreement, will not violate LCFH’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of LCFH, is likely to affect materially and adversely the ability of LCFH to perform its obligations under this Agreement.

(c)          LCFH has the full limited liability limited partnership power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of LCFH, enforceable against LCFH in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)          LCFH is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in LCFH’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of LCFH to perform its obligations under this Agreement.

(f)          No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by LCFH of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of LCFH’s knowledge, threatened against LCFH that, if determined adversely to LCFH, would prohibit LCFH from entering into this Agreement or that, in LCFH’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of LCFH to perform its obligations under this Agreement.

Exh. B-2-3

EXHIBIT B-4

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO LC REIT

LC REIT hereby represents and warrants that, as of the Closing Date:

(a)          LC REIT is a series of LCFH, a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)          LC REIT’s execution and delivery of, performance under, and compliance with this Agreement, will not violate LCFH’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which LC REIT is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of LC REIT, is likely to affect materially and adversely the ability of LC REIT to perform its obligations under this Agreement.

(c)          LC REIT has the full power and authority, as a series of a limited liability limited partnership, to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement by LC REIT and has duly executed and delivered this Agreement.

(d)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of LC REIT, enforceable against LC REIT in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)          LC REIT is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in LC REIT’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of LC REIT to perform its obligations under this Agreement.

(f)          No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by LC REIT of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of LC REIT’s knowledge, threatened against LC REIT that, if determined adversely to LC REIT, would prohibit LC REIT from entering into this Agreement or that, in LC

Exh. B-2-4

REIT’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of LC REIT to perform its obligations under this Agreement.

Exh. B-2-5

EXHIBIT B-5

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO LC TRS

LC TRS hereby represents and warrants that, as of the Closing Date:

(h)          LC TRS is a series of LCFH, a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(i)           LC TRS’s execution and delivery of, performance under, and compliance with this Agreement, will not violate LCFH’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which LC TRS is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of LC TRS, is likely to affect materially and adversely the ability of LC TRS to perform its obligations under this Agreement.

(j)           LC TRS has the full power and authority, as a series of a limited liability limited partnership, to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement by LC TRS and has duly executed and delivered this Agreement.

(k)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of LC TRS, enforceable against LC TRS in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(l)           LC TRS is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in LC TRS’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of LC TRS to perform its obligations under this Agreement.

(m)         No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by LC TRS of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(n)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of LC TRS’s knowledge, threatened against LC TRS that, if determined adversely to LC TRS, would prohibit LC TRS from entering into this Agreement or that, in LC

Exh. B-2-6

TRS’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of LC TRS to perform its obligations under this Agreement.

Exh. B-2-7

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

1.          Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Each Mortgage Loan that is part of a Whole Loan is a pari passu portion of a whole loan evidenced by a pari passu note. At the time of the sale, transfer and assignment to Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment or similar agreement, any other pooling and servicing agreement with respect to a Non-Serviced Mortgage Loan and rights of the holder of a related Companion Loan pursuant to an Intercreditor Agreement. The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan other than the rights of the holder of a related Companion Loan pursuant to an Intercreditor Agreement.

2.          Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

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3.          Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Standard Qualifications.

4.          Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect that materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Mortgagor nor the related guarantor has been released from its material obligations under the Mortgage Loan.

5.          Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases to the Trust constitutes a legal, valid and binding assignment to the Trust. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth on Schedule C (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances that are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Seller’s knowledge and subject to the rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist that under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

6.          Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage

Exh. C-2

Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments due and payable but not yet delinquent; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same cross-collateralized group; and (g) if the related Mortgage Loan is part of a Whole Loan, the rights of the holder(s) of the related Companion Loan(s) pursuant to the related Intercreditor Agreement; provided that none of items (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or current use of the Mortgaged Property or the security intended to be provided by such Mortgage or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would first be payable thereon. Except as contemplated by clauses (f) and (g) of the second preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.

7.          Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, there are no subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics’ and materialmen’s liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). Except as set forth on Exhibit C-7-1, the Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor.

8.          Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law,

Exh. C-3

provides that, upon an event of default under the Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

9.           UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, submitted in proper form for filing and/or recording), UCC financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements are required in order to effect such perfection.

10.          Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within thirteen months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than 13 months prior to the Cut-off Date. To the Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

11.          Taxes and Assessments. As of the date of origination and, to the Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof that could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the date on which interest and/or penalties would first be payable thereon.

12.          Condemnation. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to the Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the

Exh. C-4

total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

13.          Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents or (f) the current principal use of the Mortgaged Property.

14.          Escrow Deposits. All escrow deposits and payments required to be escrowed with Mortgagee pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with Mortgagee under the related Mortgage Loan documents are being conveyed by the Seller to Depositor or its servicer.

15.          No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Seller to merit such holdback).

16.          Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from Standard & Poor’s Ratings Services (collectively the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance that (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

Exh. C-5

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a “Special Flood Hazard Area,” the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by prudent institutional commercial mortgage lenders, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the scenario expected limit (“SEL”) for the Mortgaged Property in the event of an earthquake. In such instance, the SEL was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained from an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the SEL.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan (or related Whole Loan), the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s reasonable cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a

Exh. C-6

premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

17.          Access; Utilities; Separate Tax Lots. Based solely on evaluation of the Title Policy (as defined in paragraph (6) of this Exhibit C) and survey, if any, an engineering report or property condition assessment as described in paragraph (10) of this Exhibit C, applicable local law compliance materials as described in paragraph (24) of this Exhibit C, and the ESA (as defined in paragraph (40) of this Exhibit C), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

18.          No Encroachments. To the Seller’s knowledge based solely on surveys obtained in connection with origination and the Mortgagee’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy.

19.          No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature or an equity participation by the Seller (except that any ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to its related Anticipated Repayment Date).

20.          REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage

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Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan (or related Whole Loan) was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

21.          Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

22.          Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to originate, acquire and/or hold (as applicable) the Mortgage Note in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

23.          Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

24.          Local Law Compliance. To the Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) with respect to the improvements located on or forming part of each

Exh. C-8

Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan (or related Whole Loan, as applicable) or as of the Cut-off Date, other than those which (i) are insured by the Title Policy or a law and ordinance insurance policy or (ii) would not have a material adverse effect on the value, operation or net operating income of the Mortgaged Property. The terms of the Mortgage Loan documents require the Mortgagor to comply in all material respects with all applicable governmental regulations, zoning and building laws.

25.          Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises and applicable governmental authorizations necessary for its operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, all such material licenses, permits, franchises and applicable governmental authorizations are in effect or the failure to obtain or maintain such material licenses, permits, franchises and applicable governmental authorizations does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the related Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

26.          Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any voluntary petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by the Mortgagor; (ii) the Mortgagor or guarantor shall have colluded with (or, alternatively, solicited or caused to be solicited) other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained by reason of Mortgagor’s (i) misappropriation of rents after the occurrence of an event of default under the Mortgage Loan; (ii) misappropriation of (A) insurance proceeds or condemnation awards or (B) security deposits or, alternatively, the failure of any security deposits to be delivered to Mortgagee upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (iii) fraud or intentional material misrepresentation; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

27.          Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged

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Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance defined in (32) below, (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation or taking by a State or any political subdivision or authority thereof. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for all Mortgage Loans originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (or related Whole Loan) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

With respect to any partial release under the preceding clause (e), for all Mortgage Loans originated after December 6, 2010, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (or related Whole Loan) in an amount not less than the amount required by the REMIC Provisions and, to such extent, such amount may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (or related Whole Loan).

No Mortgage Loan originated after December 6, 2010 that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to partial condemnation, other than in compliance with the REMIC Provisions.

28.          Financial Reporting and Rent Rolls. The Mortgage Loan documents for each Mortgage Loan require the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly

Exh. C-10

(other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements.

29.          Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007, and as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend more than the Terrorism Cap Amount on terrorism insurance coverage, and if the cost of terrorism insurance exceeds the Terrorism Cap Amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to the Terrorism Cap Amount. The “Terrorism Cap Amount” is the specified percentage (which is at least equal to 200%) of the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance).

30.          Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than, or other than, a controlling interest in the related Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria

Exh. C-11

identified in the related Mortgage Loan documents, such as a qualified equityholder, (v) transfers of stock or similar equity units in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs (27) and (32) of this Exhibit C or the exceptions thereto set forth on Schedule C, or (vii) as set forth on Exhibit C-7-1 by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt as set forth on Exhibit C-30-1 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth on Exhibit C-30-2 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable out-of-pocket fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

31.          Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan documents and (with respect to each Mortgage Loan with a Cut-off Date Balance in excess of $10 million) the organizational documents of the Mortgagor provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

32.          Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on (A) the maturity date, (B) on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty or (C) if the

Exh. C-12

Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the related Anticipated Repayment Date, and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (A) 110% of the allocated loan amount for the real property to be released and (B) the outstanding principal balance of the Mortgage Loan; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in (iii) above, (vi) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the Mortgagee may require such assumption) by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable out-of-pocket expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

33.          Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and in situations where default interest is imposed.

34.          Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

a)	The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since the origination of the Mortgage Loan, except as reflected in any written instruments which are included in the related Mortgage File;

Exh. C-13

b)	The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the Mortgagee;

c)	The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the Mortgagee) that extends not less than twenty (20) years beyond the stated maturity of the related Mortgage Loan, or ten (10) years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

d)	The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;

e)	The Ground Lease does not place commercially unreasonably restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (provided that proper notice is delivered to the extent required in accordance with the Ground Lease), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of (but with prior notice to) the lessor;

f)	The Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

g)	The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the Mortgagee written notice of any default, and provides that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

h)	The Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

Exh. C-14

i)	The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

j)	Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

k)	In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to the ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

l)	Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

35.          Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

36.          Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan (or the related Whole Loan, as applicable) and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

37.          No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required debt service payments since origination, and as of the Cut-off Date, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required

Exh. C-15

payments. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in this Exhibit C (including, but not limited to, the prior sentence). No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

38.          Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

39.          Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan (or related Whole Loan, as applicable), the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor under another Mortgage Loan.

40.          Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements were conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, an “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that, based on the ESA, can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects

Exh. C-16

prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

41.          Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within six (6) months of the Mortgage Loan origination date, and within twelve (12) months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. Each appraisal contains a statement, or is accompanied by a letter from the appraiser, to the effect that the appraisal was performed in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

42.          Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

43.          Cross-Collateralization. Except with respect to a Mortgage Loan that is part of a Whole Loan, no Mortgage Loan is cross-collateralized or cross-defaulted with any other Mortgage Loan that is outside the Mortgage Pool, except as set forth on Exhibit C-30-2.

44.          Advance of Funds by the Seller. After origination, no advance of funds has been made by the Seller to the related Mortgagor other than in accordance with the Mortgage Loan documents, and, to the Seller’s knowledge, no funds have been received from any person other than the related Mortgagor or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Mortgage Loan documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a Mortgagee-controlled lockbox if required or contemplated under the related lease or Mortgage Loan documents). Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

Exh. C-17

45.          Compliance with Anti-Money Laundering Laws. The Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of these representations and warranties, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import mean, except where otherwise expressly set forth in these representations and warranties, the actual state of knowledge or belief of the Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth in these representations and warranties.

Exh. C-18

Exhibit C-7-1

List of Mortgage Loans with Current Mezzanine Debt

Mortgage Loan Number	Property Name
1	Rolling Brook Village

Exh. C-7-1-1

Exhibit C-30-1

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number	Property Name
34	Reasor’s Foods-Bixby
58	Harp’s Foods-Grove
67	Dollar General-Farmington
68	Dollar General-Rice
69	Dollar General-Bloomington
70	Dollar General-Cape Girardeau
71	Dollar General-Troy

Exh. C-30-1-1

Exhibit C-30-2

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None

Exh. C-30-2-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
6	All Mortgage Loans transferred by LCF	(Permitted Liens; Title Insurance) - The lien of real property taxes and assessments will not be considered due and payable until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement is entitled to be taken by the related taxing authority.
6	Harvey Building Products Portfolio (Loan No. 9)	(Permitted Liens; Title Insurance) - The related Mortgages secure the subject Mortgage Loan and the related Companion Loans on a pari passu basis.
6	Tally Ho (Loan No. 32)	(Permitted Liens; Title Insurance) – Bank of America occupies an outparcel of the mortgaged property, and has a right of first refusal to purchase such outparcel in the event that such outparcel is subdivided from the shopping center and sold separately. The right of first refusal does not apply to foreclosure or deed-in-lieu thereof.
6	Fairfield Inn & Suites Lumberton (Loan No. 38)	(Permitted Liens; Title Insurance) – The related franchisor has a right of first refusal to purchase the mortgaged property. The right of first refusal does not apply to foreclosure or deed-in-lieu thereof.
8	Harvey Building Products Portfolio (Loan No. 9)	(Assignment of Leases and Rents) - The related Mortgages and any related assignments of leases secure the subject Mortgage Loan and the related Companion Loans on a pari passu basis.
16	All Mortgage Loans transferred by LCF	(Insurance) - The exceptions to Representation and Warranty No. 29, relating to terrorism insurance, are also exceptions to Representation and Warranty No. 16.
16	Harvey Building Products Portfolio (Loan No. 9)	(Insurance) - The Mortgage Loan documents require that any trustee appointed by the lender to hold and disburse insurance proceeds must be acceptable to the borrower and the single tenant, Harvey Industries.

Sch. C-1

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

The sole tenant at each related Mortgaged Property is permitted to self-insure.
16

Reasor’s Foods – Bixby (Loan No. 34)

Harp’s Foods – Grove (Loan No. 58)

Dollar General – Farmington (Loan No. 67)

Dollar General – Rice (Loan No. 68)

Dollar General – Bloomington (Loan No. 69)

Dollar General – Cape Girardeau (Loan No. 70)

Dollar General – Troy (Loan No. 71)

(Insurance) - With respect to each of the subject Mortgage Loans, the related Mortgaged Property is leased to a single tenant. To the extent (i) the related lease is in full force and effect, (ii) no default beyond any applicable notice and cure period has occurred and is continuing under the related lease, (iii) the related sole tenant is permitted (or, in the case of the Reasor’s Foods - Bixby Mortgage Loan, the related Mortgagor is required) per the terms of the related lease to rebuild and/or repair the related Mortgaged Property and is entitled to no period of rent abatement (or, in the case of Reasor’s Foods - Bixby Mortgage Loan and the Harp’s Foods - Grove Mortgage Loan, either there is no abatement of rent (and with respect to the Reasor’s Foods - Bixby Mortgage Loan, for any portion of the twelve month period after the related casualty) as a result of such casualty or the related Mortgagor obtains and maintains the loss of rents insurance required under Section 5.1.1 of the related loan agreement), and (iv) the related sole tenant maintains the insurance required to be maintained by it under the related lease, as of the date of origination of the subject Mortgage Loan or as otherwise approved by the lender in writing (except that in the case of the Dollar General - Farmington, Dollar General - Troy, Dollar General - Bloomington, Dollar General - Cape Girardeau and Dollar General - Rice Mortgage Loans, the Mortgage Loan documents require that such insurance be maintained with an insurance company that is rated at least A-:VIII by A.M. Best Company), the related Mortgagor will not be required to maintain coverage under Section 5.1.1 of the related loan agreement (other than the loss of rents insurance with respect to the Reasor’s Foods - Bixby Mortgage Loan and the Harp’s Foods - Grove Mortgage Loan).

In the event that the insurance policies maintained by the related sole tenant no longer satisfies the requirements described above, then the related Mortgagor is required to, upon obtaining knowledge thereof, at its sole cost and expense, promptly procure and “primary” or “excess and contingent” insurance coverage, in each case, in “concurrent form” with the policies obtained pursuant to the related lease, over and above any other valid and collectible coverage then in existence, as will be necessary to bring the insurance coverage for the related Mortgaged Property to at least the types and amount of coverage required under the related lease.

If, at any time, the insurance policies maintained by the related sole tenant under the related lease fail to name the lender as an additional insured or beneficiary, as the case may be, the related Mortgagor is required to maintain the insurance policies required under the related lease as of the date of the related loan agreement, regardless of whether such insurance is maintained by the related sole tenant under the related lease.

Sch. C-2

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

16	Walgreens - York (Loan No. 50) Walgreens – Reynoldsburg (Loan No. 53) Walgreens - Dyersburg (Loan No. 59)	(Insurance) - The sole tenant at each Mortgaged Property is permitted to self-insure, provided, among other things, the tenant maintains a rating of “BBB-” by S&P. The borrower is required to maintain insurance required to be maintained pursuant to the related loan documents to the extent not maintained by such tenant.
19

Reasor’s Foods - Bixby (Loan No. 34)

Harp’s Foods - Grove (Loan No. 58)

Dollar General - Farmington (Loan No. 67)

Dollar General - Rice (Loan No. 68)

Dollar General - Bloomington (Loan No. 69)

Dollar General - Cape Girardeau (Loan No. 70)

Dollar General - Troy (Loan No. 71)

(No Contingent Interest or Equity Participation) – An affiliate of the lender has an equity interest in the related borrower.
24	Harvey Building Products Portfolio (Loan No. 9)

(Local Law Compliance) - The Bethlehem Mortgaged Property is legal, non-conforming as to use. Following a casualty or condemnation, the Bethlehem Mortgaged Property may be rebuilt if the exterior structure is properly secured following the damage or destruction and reconstruction begins within 12 months of the date of such damage or destruction.

The Norwalk Mortgaged Property is legal, non-conforming as to use. If 50% or more of the Norwalk Mortgaged Property is destroyed, such Mortgaged Property could only be rebuilt with a special use permit.

The following Mortgaged Properties are non-conforming due to parking deficiencies. The related loan documents require the borrower to remedy such parking deficiencies within 180 days of the origination date of the Mortgage Loan, subject to additional time if a

Sch. C-3

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

permit is required so long as the borrower is diligently pursuing such remedy.

•         The Manchester, CT Mortgaged Property is deficient by 8 parking spaces.

•         The New London Mortgaged Property is deficient by 26 parking spaces.

•         The Auburn Mortgaged Property is deficient by 11 parking spaces.

•         The Springfield Mortgaged Property is deficient by 7 parking spaces.

•         The West Bridgewater Mortgaged Property is deficient by 1 parking space.

•         The Portland Mortgaged Property is deficient by 16 parking spaces.

•         The Manchester, NH Mortgaged Property is deficient by 11 parking spaces.

•         The Nashua Mortgaged Property is deficient by 14 parking spaces.

•         The White River Junction Mortgaged Property is deficient by 5 parking spaces.

24	Golf Plaza (Loan No. 40)	(Local Law Compliance) - The Mortgaged Property is deficient by one (1) parking space. The Mortgage Loan documents require the borrower to stripe one (1) additional parking space at the Mortgaged Property to ensure compliance with zoning requirements.
24	Alpha Corners (Loan No. 64)	(Local Law Compliance) - The Mortgaged Property is deficient by one (1) parking space. The Mortgage Loan documents require the borrower to stripe one (1) additional parking space within the earlier of (a) 120 days following the origination date of the Mortgage Loan and (b) prior to the commencement of any enforcement action in connection therewith.
26	All Mortgage Loans transferred by LCF	(Recourse Obligations) - The related loan documents may limit recourse for the related Borrower’s commission of material physical waste only to the extent that: (i) such waste was intentional; and/or (ii) there is sufficient cash flow from the related Mortgaged Property to make the requisite payments to prevent the waste. Also, misapplication (as opposed to misappropriation or conversion) of insurance proceeds, condemnation awards and/or rents following an

Sch. C-4

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
event of default may not give rise to recourse.
26

Reasor’s Foods - Bixby (Loan No. 34)

Harp’s Foods - Grove (Loan No. 58)

Dollar General - Farmington (Loan No. 67)

Dollar General - Rice (Loan No. 68)

Dollar General - Bloomington (Loan No. 69)

Dollar General - Cape Girardeau (Loan No. 70)

Dollar General - Troy (Loan No. 71)

(Recourse Obligations) - There is no guarantor liable for losses resulting from any breach of the environmental covenants contained in the related Mortgage Loan documents.

There is no recourse for misappropriation of (A) insurance proceeds or condemnation awards or (B) security deposits, if the same was applied in accordance with the terms of the related tenant’s lease.

26	Walgreens - York (Loan No. 50) Walgreens – Reynoldsburg (Loan No. 53) Walgreens - Dyersburg (Loan No. 59)	(Recourse Obligations) - There is no recourse for misappropriation of (A) insurance proceeds or condemnation awards or (B) security deposits, if the same was applied in accordance with related loan agreement or the terms of the related tenant’s lease.
27	All Mortgage Loans transferred by LCF	(Mortgage Releases) - If the loan-to-value ratio of the related Mortgaged Property following a condemnation exceeds 125%, the related Borrower may be able to avoid having to pay down the subject Mortgage Loan if it delivers an opinion of counsel to the effect that the failure to make such pay down will not cause the REMIC holding the subject Mortgage Loan to fail to qualify as such.
28	All Mortgage Loans transferred by LCF	(Financial Reporting and Rent Rolls) - The related loan documents, in each case, do not require the financial statements of the co-mortgagors to be combined. Also, mortgagor reporting obligations may be in the related loan agreement instead of the mortgage.

Sch. C-5

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
28	Harvey Building Products Portfolio (Loan No. 9)	(Financial Reporting and Rent Rolls) - The loan documents do not require the borrower to provide annual operating statements.
28

Reasor’s Foods - Bixby (Loan No. 34)

Harp’s Foods - Grove (Loan No. 58)

Dollar General - Farmington (Loan No. 67)

Dollar General - Rice (Loan No. 68)

Dollar General - Bloomington (Loan No. 69)

Dollar General - Cape Girardeau (Loan No. 70)

Dollar General - Troy (Loan No. 71)

(Financial Reporting and Rent Rolls) - The related loan documents provide that, so long as the tenant’s lease is a triple-net tenant lease, the Borrower’s delivery of a certified rent roll is sufficient to satisfy the requirement to deliver annual operating statements and annual financial statements.
29	All Mortgage Loans transferred by LCF	(Acts of Terrorism Exclusion) - Except with respect to Mortgage Loans where terrorism insurance is not required or where a tenant is permitted to self-insure, if any of the Policies (as defined in the related loan agreement) contain exclusions for loss, cost, damage or liability caused by “terrorism” or “terrorist acts” (“Acts of Terrorism”), the Borrower must obtain and maintain terrorism coverage to cover such exclusions from a Qualified Carrier (as defined in the related loan agreement) or, in the event that such terrorism coverage is not available from a Qualified Carrier, the related Borrower must obtain such terrorism coverage from the highest rated insurance company providing such terrorism coverage. In addition, subject to the other exceptions to the Representation and Warranty No. 29, even where terrorism insurance is required, the related Borrower may not be required to pay more for terrorism insurance coverage than a specified percentage (at least equal to 200%) of the amount of the insurance premium for the property insurance policy required under the related loan documents (excluding such terrorism coverage and coverage for other catastrophe perils such as flood, windstorm and earthquake), and if

Sch. C-6

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
the cost of such terrorism insurance exceeds such amount, the related Borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.
29	Walgreens - York (Loan No. 50) Walgreens – Reynoldsburg (Loan No. 53) Walgreens - Dyersburg (Loan No. 59)	(Acts of Terrorism Exclusions) - The exceptions to Representation and Warranty No. 16 are exceptions to Representation and Warranty No. 29.
29

Reasor’s Foods - Bixby (Loan No. 34)

Harp’s Foods - Grove (Loan No. 58)

Dollar General - Farmington (Loan No. 67)

Dollar General - Rice (Loan No. 68)

Dollar General - Bloomington (Loan No. 69)

Dollar General - Cape Girardeau (Loan No. 70)

Dollar General - Troy (Loan No. 71)

(Acts of Terrorism Exclusions) - With respect to each of the subject Mortgage Loans, the related Mortgagor is not required to maintain insurance for so long as the related sole tenant maintains insurance in accordance with the related lease (see exception to Representation and Warranty No. 16 above), and the related lease does not require terrorism insurance coverage.
30	All Mortgage Loans transferred by LCF	(Due on Sale or Encumbrance) - Any pledge of a direct or indirect equity interest in the related Borrower would be permitted if the transfer of such equity interest to the pledgee would be a permitted transfer under the terms of Representation and Warranty No. 30 or as contemplated by any other exception to Representation and Warranty No. 30 set forth herein. In addition, mergers, acquisitions and other business combinations involving a publicly traded company may be permitted; and, for certain Mortgage Loans, transfers, sales and pledges of direct or indirect equity interests in the related Borrower may be permitted if such equity interests are limited partnership

Sch. C-7

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
interests, non-managing member interests in a limited liability company or other passive equity interests.
30	Harvey Building Products Portfolio (Loan No. 9)	(Due on Sale or Encumbrance) - Direct or indirect interests in the guarantor may be pledged to secure corporate level financing, so long as the value of the Mortgaged Property is not, and is not intended at any time to be (including through operation of collateral release provisions), more than 25% of the value of all security for such corporate level financing.

Upper tier entity interests in the borrower may be sold to a transferee that has $300,000,000 of assets and a net worth of $100,000,000.
30

Reasor’s Foods - Bixby (Loan No. 34)

Harp’s Foods - Grove (Loan No. 58)

Dollar General - Farmington (Loan No. 67)

Dollar General - Rice (Loan No. 68)

Dollar General - Bloomington (Loan No. 69)

Dollar General - Cape Girardeau (Loan No. 70)

Dollar General - Troy (Loan No. 71)

(Due on Sale or Encumbrance) - The related loan documents permit transfers of direct or indirect interests in the Borrower to certain affiliates of Ladder Capital Finance Holdings LLLP and certain qualified without the consent of the lender.

In addition, the borrower is permitted to obtain mezzanine financing and corporate financing, subject to certain conditions provided in the related Mortgage Loan documents.

31	Savannah Club Apartments (Loan No. 25)	(Single Purpose Entity) – The borrower is a recycled entity, which entity represented in the related Mortgage Loan documents that, from the time the borrower was acquired by the current borrower sponsor in 2012, such entity did not have any assets other than those related to its interest in and operation of such Mortgaged Property or any indebtedness other than as permitted by the related mortgage.
39	Reasor’s Foods -	(Organization of Mortgagor) - The borrowers under these Mortgage

Sch. C-8

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

Bixby (Loan No. 34)

Harp’s Foods - Grove (Loan No. 58)

Dollar General - Farmington (Loan No. 67)

Dollar General - Rice (Loan No. 68)

Dollar General - Bloomington (Loan No. 69)

Dollar General - Cape Girardeau (Loan No. 70)

Dollar General - Troy (Loan No. 71)

Loans are affiliated.
39	Tally Ho (Loan No. 32) Dover Downs (Loan No. 49)	(Organization of Mortgage) - The borrowers under these Mortgage Loans are affiliated.
39	Walgreens - York (Loan No. 50) Walgreens – Reynoldsburg (Loan No. 53 Walgreens - Dyersburg (Loan No. 59)	(Organization of Mortgage) - The borrowers under these Mortgage Loans are affiliated.
40	Golf Plaza (Loan No. 40)	(Environmental Conditions) - The borrower is required to cooperate in all respects with all applicable governmental authorities with respect to the former dry cleaning operation at the Mortgaged Property and with respect to the issuance of a “No Further Remediation” determination with respect to such former use.
40	Alpha Corners (Loan No. 64)	(Environmental Conditions) - The Mortgaged Property is located on the site of a former gas station. When the borrower acquired the Mortgaged Property in 2014, a $125,000 escrow was established by the property’s prior owner (7-11 Corp.) and held by First American

Sch. C-9

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
Title Company to perform testing, monitoring and remediation as necessary, as well as removal of a fuel tank. The escrow will be released upon delivery of a No Further Action Letter (NFA). The on-site investigation related to removal of the underground storage tanks in 2014 and related soil and groundwater contamination is ongoing and this remains an Environmental Condition. 7-11 Corp. (which is a party unrelated to the borrower) has been identified as a responsible party and is performing that work under the supervision of the applicable state environmental authority. 7-11 Corp. is currently conducting a Tier I Delineation and it is as yet unknown whether additional response actions will be required. The loan documents require the borrower to (i) complete (or cause to be completed) any such remediation work required for the issuance of a NFA, and in any event within 1 year of the origination date of the Mortgage Loan and (ii) deposit with lender any funds received under the escrow agreement. The borrower and guarantors are liable for losses resulting from borrower’s failure to comply with such requirements.

Sch. C-10

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

LADDER CAPITAL FINANCE LLC

SECRETARY’S CERTIFICATE

I, [_____], the duly appointed Secretary of Ladder Capital Finance LLC (the “Seller”), HEREBY CERTIFY that:

1.	The Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

2.	Attached hereto as Exhibit A are true and correct copies of the Certificate of Formation and Amended and Restated Limited Liability Company Agreement of the Seller (as amended by the First Amendment and Second Amendment thereof), which Certificate of Formation and Amended and Restated Limited Liability Company Agreement (as so further amended) are on the date hereof in full force and effect.

3.	Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of the Seller.

4.	Attached hereto as Exhibit C are true and correct copies of resolutions that were adopted by the directors of the Seller.

5.	To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

6.	Each person listed on Exhibit D is and has been a duly elected or appointed and qualified officer or authorized signatory of the Seller and his or her genuine signature is set forth opposite his or her name.

7.	Each person listed on Exhibit D who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of December 8, 2015 (the “Purchase Agreement”), between the Seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”) providing for the purchase of the Mortgage Loans by the Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-1-1

IN WITNESS WHEREOF, I have signed this Certificate as of December 23, 2015.

By:
Name:
Title:

I, ______, a ________ of the Seller, hereby certify that ________ is the duly elected or appointed, as the case may be, qualified and acting Secretary of the Seller and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of December 23, 2015.

By:
Name:
Title:

Exh. D-1-2

EXHIBIT D-2

FORM OF CERTIFICATE OF AN AUTHORIZED PERSON OF LCFH

CERTIFICATE OF AUTHORIZED PERSON OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

I, [________], an Authorized Person of Ladder Capital Finance Holdings LLLP (the “Partnership”), hereby certify as follows:

1.	The Partnership is a limited liability limited partnership duly organized and validly existing under the laws of the State of Delaware.

2.	Attached hereto as Exhibit A are true and correct copies of the following documents of the Partnership, which are on the date hereof in full force and effect:

(a)	Amended and Restated Certificate of Limited Partnership of LCFH, filed with the Secretary of State of the State of Delaware on December 5, 2014; and

(b)	Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of December 31, 2014.

3.	Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of the Partnership.

4.	Attached hereto as Exhibit C are true and correct copies of resolutions of LC REIT and LC TRS (each as defined below) with respect to Authorized Persons acting on behalf of the Partnership.

5.	To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Partnership are pending or contemplated.

6.	Each person listed on Exhibit D is an authorized signatory of the Partnership and his or her genuine signature is set forth opposite his or her name.

7.	Each person listed on Exhibit D who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated and effective as of December 8, 2015 (the “Purchase Agreement”), between the Partnership, Ladder Capital Finance LLC (the “Seller”), Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”), Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”) and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”), providing for the purchase of the Mortgage Loans by the Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-2-1

IN WITNESS WHEREOF, I have signed this Certificate as of December 23, 2015.

By:
Name:
Title:

I, _______, Authorized Person, hereby certify that _________ is an Authorized Person and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate as of December 23, 2015.

By:
Name:
Title:

Exh. D-2-2

EXHIBIT D-3

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF LC REIT

CERTIFICATE OF OFFICER OF SERIES REIT OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

I, [_______] the duly appointed Secretary of Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”), hereby certify as follows:

1.	LC REIT is a series of Ladder Capital Finance Holdings LLLP (“LCFH”), a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized and validly existing under the laws of the State of Delaware.

2.	Attached hereto as Exhibit A are true and correct copies of the following documents of LCFH, which are on the date hereof in full force and effect:

(a)	Amended and Restated Certificate of Limited Partnership of LCFH, filed with the Secretary of State of the State of Delaware on December 5, 2014

(b)	Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of December 31, 2014

3.	Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of LCFH.

4.	Attached hereto as Exhibit C are true and correct copies of resolutions of the Board of Directors of LC REIT.

5.	To the best of my knowledge, no proceedings looking toward liquidation or dissolution of LCFH are pending or contemplated.

6.	Each person listed on Exhibit D is and has been a duly elected or appointed and qualified officer or authorized signatory of LC REIT and his or her genuine signature is set forth opposite his or her name:

7.	Each person listed on Exhibit D who signed, either manually or by facsimile signature, on behalf of LC REIT, the Mortgage Loan Purchase Agreement, dated as of December 8, 2015 (the “Purchase Agreement”), between Ladder Capital Finance LLC (the “Seller”), Ladder Capital Finance Holdings LLLP, LC REIT, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”) providing for the purchase of the Mortgage Loans by the Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof

Exh. D-3-1

appearing on such documents are their genuine signatures. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-3-2

IN WITNESS WHEREOF, I have signed this Certificate as of December 23, 2015.

By:
Name:
Title:

I, _______, the ________ of LC REIT, hereby certify that _________ is the duly elected or appointed, as the case may be, qualified and acting Secretary of LC REIT and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate as of December 23, 2015.

By:
Name:
Title:

Exh. D-3-3

EXHIBIT D-4

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF LC TRS

CERTIFICATE OF OFFICER OF SERIES TRS OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

I, [_______] the duly appointed Secretary of Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”), hereby certify as follows:

1.	LC TRS is a series of Ladder Capital Finance Holdings LLLP (“LCFH”), a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized and validly existing under the laws of the State of Delaware.

2.	Attached hereto as Exhibit A are true and correct copies of the following documents of LCFH, which are on the date hereof in full force and effect:

(a)	Amended and Restated Certificate of Limited Partnership of LCFH, filed with the Secretary of State of the State of Delaware on December 5, 2014

(b)	Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of December 31, 2014

3.	Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of LCFH.

4.	Attached hereto as Exhibit C are true and correct copies of resolutions of the Board of Directors of LC TRS.

5.	To the best of my knowledge, no proceedings looking toward liquidation or dissolution of LCFH are pending or contemplated.

6.	Each person listed on Exhibit D is and has been a duly elected or appointed and qualified officer or authorized signatory of LC TRS and his or her genuine signature is set forth opposite his or her name:

7.	Each person listed on Exhibit D who signed, either manually or by facsimile signature, on behalf of LC TRS, the Mortgage Loan Purchase Agreement, dated as of December 8, 2015 (the “Purchase Agreement”), between Ladder Capital Finance LLC (the “Seller”), Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, LC TRS and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”) providing for the purchase of the Mortgage Loans by the Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof

Exh. D-4-1

appearing on such documents are their genuine signatures. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-4-2

IN WITNESS WHEREOF, I have signed this Certificate as of December 23, 2015.

By:
Name:
Title:

I, _______, the ________ of LC TRS, hereby certify that _________ is the duly elected or appointed, as the case may be, qualified and acting Secretary of LC TRS and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate as of December 23, 2015.

By:
Name:
Title:

Exh. D-4-3

EXHIBIT D-5

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Ladder Capital Finance LLC (“LCF”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of December 8, 2015 (the “Mortgage Loan Purchase Agreement”) between LCF, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of LCF in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) LCF has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LCF. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this December 23, 2015.

LADDER CAPITAL FINANCE LLC

By:
Name:
Title:

Exh. D-5-1

EXHIBIT D-6

FORM OF CERTIFICATE OF LADDER CAPITAL FINANCE HOLDINGS LLLP

CERTIFICATE OF LADDER CAPITAL FINANCE HOLDINGS LLLP

In connection with the execution and delivery by Ladder Capital Finance Holdings LLLP (“LCFH”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of December 8, 2015 (the “Mortgage Loan Purchase Agreement”) between Ladder Capital Finance LLC, as seller, LCFH, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of LCFH in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (ii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LCFH. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this December 23, 2015.

LADDER CAPITAL FINANCE HOLDINGS LLLP

By:
Name:
Title:

Exh. D-6-1

EXHIBIT D-7

FORM OF CERTIFICATE OF SERIES REIT OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

CERTIFICATE OF SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

In connection with the execution and delivery by Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of December 8, 2015 (the “Mortgage Loan Purchase Agreement”) between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, LC REIT, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of LC REIT in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (ii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LC REIT. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this December 23, 2015.

SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:
Name:
Title:

Exh. D-7-1

EXHIBIT D-8

FORM OF CERTIFICATE OF SERIES TRS OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

CERTIFICATE OF SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

In connection with the execution and delivery by Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of December 8, 2015 (the “Mortgage Loan Purchase Agreement”) between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, LC TRS and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of LC TRS in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (ii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LC TRS. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this December 23, 2015.

SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:
Name:
Title:

Exh. D-8-1